Exhibit 32

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of B.H.I.T., Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2007 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, the undersigned, being the Interim Chief Executive Officer and Interim Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew H. Scott

Andrew H. Scott
INTERIM CHIEF EXECUTIVE OFFICER

/s/ Paul S. Dennis

Paul S. Dennis
INTERIM CHIEF FINANCIAL OFFICER

Date: November 13, 2007